Exhibit 99.2

CCG Provides Final 2013/2014 Leasing Results with 39 Operating Properties Up 20 bps in Occupancy and 160 bps in Rate

Charlotte, NC – October 1, 2013 – Campus Crest Communities, Inc. (NYSE:CCG) today announced its final leasing results for the 2013/2014 academic year. The following table contains the leasing status as of September 30, 2013 and 2012:

"I want to thank our teams in the field for all their hard work in finishing the 2013/2014 leasing cycle. Leasing in several markets proved to be more challenging in the final stretch, and as such our velocity in August and September slightly lagged the previous year. We were, however, able to ultimately reach the occupancy we had originally targeted as of September 30th. Additionally, as we discussed in our first and second quarter conference calls, we experienced challenges in a handful of markets. Two of the four markets discussed rebounded thanks to the hard work of our operations team, and two – Columbia, MO and Statesboro, GA – posted results significantly below our expectations," remarked Ted W. Rollins, Co-Chairman of the Board and Chief Executive Officer. "We also remain to be enthusiastic about our development platform, with this year’s deliveries meeting our occupancy goals and related yield targets."

About Campus Crest Communities, Inc.

Campus Crest Communities, Inc. is a leading developer, builder, owner and manager of high-quality student housing properties located close to college campuses in targeted markets. It has ownership interests in 80 student housing properties and over ~43,000 beds across North America, of which 73 are operating and 7 are development or redevelopment properties. The Company is an equity REIT that differentiates itself through its vertical integration and consistent branding across the portfolio through three unique brands targeting different segments of the college student population. The Grove® brand offers more traditional apartment floor plans and focuses on customer service, privacy, on-site amenities and a proprietary residence life program. The Copper Beech brand and townhome product offers more residential-type living to students looking for a larger floor plan with a front door and back porch. The evo brand provides urban students with a luxury student housing option with all the conveniences of city living. Additional information can be found on the Company's website at http://www.campuscrest.com.

Forward-Looking Statements

This press release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as "may," "will," "should," "expects," "intends," "plans," "anticipates," "believes," "estimates," "predicts" or "potential" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond the Company's control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, except as otherwise required by federal securities laws, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company's future results to differ materially from any forward-looking statements, see the risk factors discussed in the Company's most recent Annual Report on Form 10-K, as updated in the Company’s Quarterly Reports on Form 10-Q.

Contact:

Thomas Nielsen

(704) 496-2571

Investor.Relations@CampusCrest.com